UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2013

Westbridge Research Group

(Exact Name of Registrant as Specified in Its Charter)

California	2-92261	95-3769474
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1260 Avenida Chelsea, Vista, CA 92081

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (760) 599-8855

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K consists of 3 pages.

Item 3.03 – Material Modification to Rights of Securities Holders

Westbridge Research Group, a California corporation (the “Company”) filed an amendment to its Articles of Incorporation that was approved and filed by the California Secretary of State. That amendment effectuated a 1-for- 833 reverse stock split of its outstanding commons Stock (“Common Stock”) whereby each share of the Company’s Common Stock outstanding immediately prior to the Reverse Stock Split was converted into 1/833 of a share of a post-Reverse Stock Split, except that no fractional shares were issued. All fractional shares were converted into the right to receive a cash payment of $1.93 for each share of pre-Reverse Stock Split Common Stock which constituted the post-Reverse Stock Split fractional share. On August 1, 2013, the California Secretary of State approved and filed the Company’s Certificate of Amendment of its Articles of Incorporation that effectuated a 833-for-1 forward stock split, whereby each post-Reverse Stock Split share was converted into 833 shares of Common Stock (the “Forward Stock Split”).

The amendments to the Certificate of Incorporation were approved by the Company’s Board of Directors on May 3, 2013. The amendment approving the Reverse Stock Split was approved by the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon at the annual meeting of the Company’s shareholders held on July 26, 2013. No shareholder approval was required of the Forward Stock Split.

Copies of the amendments effecting the Reverse Stock Split and the Forward Stock Split are filed herewith as Exhibits 3.01 and 3.02 and are incorporated herein by reference.

Shareholders of record who hold physical stock certificates will receive instructions from Continental Stock Transfer & Trust Company, the Company’s transfer agent. Shareholders should not send stock certificates to the Company. Shareholders should not destroy any stock certificates, not should they submit any stock certificates until requested to do so by the transfer agent. The Company currently expects to provide shareholders with an instruction letter regarding the stock splits within the next 10 business days.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits

		Exhibit No.	Exhibits
		3.01	Certificate of Amendment to Articles of Incorporation to effect the Reverse Stock Split
		3.02	Certificate of Amendment to Articles of Incorporation to effect the Forward Stock Split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2013	WESTBRIDGE RESEARCH GROUP

By:
Richard Forsyth, Secretary

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EXHIBIT INDEX

Exhibit No.	Exhibits

3.01	Certificate of Amendment to Articles of Incorporation to effect the Reverse Stock Split

3.02	Certificate of Amendment to Articles of Incorporation to effect the Forward Stock Split

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